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                 SUPPLEMENT TO THE COMMON CLASS PROSPECTUS AND
                      STATEMENT OF ADDITIONAL INFORMATION

                CREDIT SUISSE WARBURG PINCUS MUNICIPAL BOND FUND

THE FOLLOWING INFORMATION SUPERSEDES CERTAIN INFORMATION IN THE FUND'S COMMON CLASS PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION.

The fund's ability to achieve its goal depends upon the ability of the issuers of municipal securities to repay their debt. The risk of a downturn in the U.S. economy, particularly in New York City and New York state, has been heightened by the terrorist attack on September 11, 2001. It is likely that issuers of municipal securities, particularly New York City and New York state, will suffer financial difficulties resulting from the attack, and the anticipated financial difficulties could adversely affect the ability of municipal issuers to make prompt payments of principal and interest. The default or credit-rating downgrade of one of these issuers could affect the market values and marketability of all municipal securities and hurt the fund's performance. Furthermore, if the fund has difficulty finding attractive municipal securities to purchase, the amount of the fund's income that is subject to federal income taxes could increase.

The fund's status as a non-diversified fund may compound the risks associated with investing in the fund. Compared to a diversified mutual fund, a non-diversified fund may invest a greater portion of its assets in the securities of fewer issuers. Because the fund is non-diversified, its share price and yield might fluctuate more than they would for a diversified fund.

Dated: November 29, 2001                                          WPMBD-16-1101